SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

CHINA FIRE & SECURITY GROUP, INC.
(Name of Registrant as Specified In Its Charter)
_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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China Fire & Security Group, Inc.

September 10, 2008
Dear Stockholder:

On behalf of the Board of Directors of China Fire & Security Group, Inc. (the “Company”), I invite you to attend our 2008 Annual Meeting of Stockholders. We hope you can join us. The annual meeting will be held:

At:	B-2508 TYG Center, C2, Dongsanhuanbeilu, Chaoyang District, Beijing 100027, People’s Republic of China

On:	October 20, 2008

Time:	8:00 AM, Beijing time

The Notice of Annual Meeting of Stockholders, the Proxy Statement and our 2008 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors and any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in China Fire & Security Group, Inc. We look forward to seeing you at our Annual Meeting.

If you have any questions about the Proxy Statement, please contact Robert Yuan, Company Secretary, B-2508 TYG Center, C2 Dongsanhuanbeilu, Chaoyang District, Beijing 100027, People’s Republic of China.

Sincerely,

Gangjin Li
Chairman

CHINA FIRE & SECURITY GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

September 10, 2008

To the Stockholders of CHINA FIRE & SECURITY GROUP, INC.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of China Fire & Security Group, Inc., a Florida corporation (the “Company”), will be held on October 20, 2008, at 8:00 AM, local time, at B-2508 TYG Center, C2 Dongsanhuanbeilu, Chaoyang District, Beijing 100027, People’s Republic of China, for the following purposes:

1.
To elect seven persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only stockholders of record at the close of business on August 21, 2008 are entitled to notice and to vote at the Meeting and any adjournment.

You are cordially invited to attend the Meeting.

A Proxy Statement describing the matters to be considered at the Meeting is available online at transferonline.com/chinafire. Our 2007 Annual Report is also available online, but it is not deemed to be part of the Proxy Statement.

It is important that your shares are represented at the Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the meeting in person, please vote your shares promptly by either completing, signing and returning the accompanying proxy card to Transfer Online, Inc., 317 SW Alder Street, 2nd Floor Portland, OR 97204, (the “Transfer Agent”) or on the proxy card included with this Proxy Statement. You do not have to affix postage if you mail the proxy card in the United States. If you attend the meeting, you may withdraw your proxy and vote your shares personally.

If you plan to attend the meeting, please mark the accompanying proxy card in the space provided and return it to us, or notify us of your intentions as directed on the proxy card. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Meeting, please ask the broker, trust, bank, or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the Meeting.

By Order of the Board of Directors,

/s/ Robert Yuan
Company Secretary

CHINA FIRE & SECURITY GROUP, INC.
B-2508 TYG Center, C2, Dongsanhuanbeilu
Chaoyang District, Beijing 100027
People’s Republic of China

PROXY STATEMENT

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of China Fire & Security Group, Inc., a Florida corporation (the “Company,” “CFSG” or “we”), for the 2008 Annual Meeting of Shareholders (the “Meeting”). The Meeting is to be held at 8:00 AM, Beijing time, on October 20, 2008, and at any adjournment or adjournments thereof, at B-2508 TYG Center, C2, Dongsanhuanbeilu, Chaoyang District, Beijing 100027, People’s Republic of China.

The approximate date on which the Proxy Statement and form of proxy are intended to be available online is September 10, 2008 at www.transferonline.com/chinafire

The purposes of the Meeting are to seek stockholder approval of proposal: electing seven directors to the Board of Directors of the Company (the “Board”).

Who May Vote

Only shareholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on August 21, 2008 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, during office hours, at the executive offices of the Company at B-2508 TYG Center, C2 Dongsanhuanbeilu, Chaoyang District, Beijing 100027, People’s Republic of China; by contacting the Secretary of the Company.

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued outstanding 27,556,893 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by one of the following methods:

☐	Completing and signing the proxy card and mailing it in the enclosed postage-paid envelope; or

If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein. In addition, if other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Under Proposal of Election of Directors, the seven candidates for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the Meeting.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors) that require the affirmative vote of a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be effected in writing by execution of a subsequently dated proxy or by a written notice of revocation, in each case sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement, or by your attendance and voting in person at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2007 Annual Report and Proxy Statement for the 2008 Annual Meeting of Stockholders will be delivered to an address where two or more stockholders reside unless we have received contrary instructions from a stockholder at the address. A separate proxy card will be delivered to each stockholder at the shared address.

If you are a stockholder who lives at a shared address and you would like additional copies of the 2007 Annual Report, this Proxy Statement, or any future annual reports or proxy statements, contact the Secretary at B-2508 TYG Center, C2 Dongsanhuanbeilu, Chaoyang District, Beijing 100027, People’s Republic of China, Telephone number 011 +86-10-8441-7400, and we will promptly mail you copies.

Interest of Officers and Directors in Matters to Be Acted Upon

Management and directors of the Company have an interest in matters that will be acted upon at the Annual Meeting because the directors are named as nominees for election to the Board.

Security Ownership Of Certain Beneficial Owners And Management And Related Shareholders Matters

The following table sets forth certain information regarding the beneficial ownership of our Common Stock, including 27,586,593 shares of Common Stock, 10,000 warrants, and 485,750 stock options that are exercisable by the management team within 60 days from September 1, 2008:

☐	each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of Common Stock;

☐	each of our directors, executive officers and nominees to become directors; and

☐	all directors and executive officers as a group.

Title of Class	Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Owner		Percent of Class
common	Li Brothers Holding Inc.	12,768,000	(1)	46.3%
common	Vyle Investment Inc.	2,622,000	(2)	9.5%
common	China Honor Investment Limited	2,667,600	(3)	9.7%
common	Worldtime Investment Advisors Limited	1,976,400	(4)	7.2%
common	Gangjin Li	13,068,000	(5)	47.4%
common	Brian Lin	936,600	(6)	3.4%
common	Tieying Guo	20,000	(7)	0.1%
common	Xiaoyuan Yuan	6,250	(8)	0.0%
common	Gene Michael Bennett**	3,500	(9)	0.0%
common	Qihong Wu**	2,000	(10)	0.0%
common	Yushen Liu**	2,000	(11)	0.0%
common	Guoyou Zhang	2,000	(12)	0.0%
common	Albert McLelland	0		0.0%
common	Xianghua Li	0		0.0%
common	Xuewen Xiao	0		0.0%
common	Directors and executive officers as a group (7 persons)	14,040,350	(13)	50.9%

*	The address for the officers and directors is B-2508 TYG Center, C2 Dongsanhuanbeilu, Chaoyang District, Beijing 100027, People’s Republic of China and Telephone (86-10) 8441 7400.

**	Represents the former independent directors who resigned from the Board of Directors on September 3, 2008

(1)
Li Brothers Holding Inc. is a BVI company. Mr. Gangjin Li is the sole director of Li Brothers Holding Inc. with 100% of voting power and owns 50% of economic interest. Mr. Weigang Li, the brother of Mr. Gangjin Li and Vice President of Sureland Industrial Fire Safety Ltd., owns 50% of economic interest of Li Brothers Holding Inc.

(2)
Vyle Investment Inc. is a BVI company. Mr. Brian Lin is a director of Vyle Investment Inc. with 100% of voting power and 30% ownership. Ms. Hui Bai, a distant relative, but not immediate family member of Brian Lin, has 70% ownership.

(3)	China Honor Investment Limited is a BVI company of which Mr. Ang Li, the son of Mr. Gangjin Li, has 100% ownership.

(4)
Worldtime Investment Advisors Limited is a BVI company of which Ms. Huiwen Liu, sister-in-law of Mr. Brian Lin, is the sole director with 100% of voting power, but without economic interest. Mr. Zengliang Feng owns 100% of economic interest.

(5)	Represents the number of shares of Common Stock plus options to purchase 300,000 shares of Common Stock that is exercisable within 60 days from September 1, 2008.

(6)	Represents the number of shares of Common Stock plus options to purchase 150,000 shares of Common Stock that is exercisable within 60 days from September 1, 2008.

(7)	Represents the number of options to purchase 20,000 shares of Common Stock that is exercisable within 60 days from September 1, 2008.

(8)	Represents the number of options to purchase 6,250 shares of Common Stock that is exercisable within 60 days from September 1, 2008.

(9)	Represents the number of options to purchase 3,500 shares of Common Stock that is exercisable within 60 days from September 1, 2008.

(10)	Represents the number of options to purchase 2,000 shares of Common Stock that is exercisable within 60 days from September 1, 2008.

(11)	Represents the number of options to purchase 2,000 shares of Common Stock that is exercisable within 60 days from September 1, 2008.

(12)	Represents the number of options to purchase 2,000 shares of Common Stock that is exercisable within 60 days from September 1, 2008.

(13)	Represents the number of shares of Common Stock plus options to purchase 485,750 shares of Common Stock that is exercisable within 60 days from September 1, 2008.

The address for all these officers and internal directors is B-2508 TYG Center, C2 Dongsanhuanbeilu, Chaoyang District, Beijing 100027, People’s Republic of China.

PROPOSAL

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and committee meetings, by reviewing analysis and reports, and through discussions with the Chairman and other officers.

There are currently seven directors serving on the Board. At the Meeting, seven directors will be elected, each to hold office until the next Annual Meeting of Stockholders or his or her earlier death or resignation or until his or her successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The seven nominees for election as directors are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Recommendation of the Board

The Board unanimously recommends a vote FOR the election of the nominees listed below.

Information about Nominees

Set forth below are the names of the nominees, their ages, all positions and offices that they hold with us, and their business experience during at least the last five years. The directors will serve until the next annual meeting of the stockholders or until their successors are elected or appointed and qualified.

Name	Age	Position	Director since
Gangjin Li	46	Chairman of the Board	October 2006
Brian Lin	43	Director and Chief Executive Officer	October 2006
Tieying Guo	50	Director and President, Sureland Industrial Fire Safety Limited	April 2007
Guoyou Zhang	58	Director	April 2007
Xuewen Xiao	40	Director	September 2008
Xiangwen Li	64	Director	September 2008
Albert McLelland	60	Director	September 2008

Mr. Gangjin Li, Chairman of the Board. Mr. Li has served as our Chairman of the Board of the Directors since October 2006. Mr. Li is the founder of Sureland Industrial and its subsidiaries, and has served as its director and General Manager since its formation in 1995 and Chairman of the Board since 2000. Prior to founding Sureland in 1995, he was a Director of Engineering in the 20th Metallurgic Construction Company of the Ministry of Metallurgy. Mr. Li was a pioneer in the industrial fire safety industry in China with over 15 years experience in the industry. Mr. Li is an executive director of China Fire Protection Association (CFPA), and vice-chairman of “Electrical Fire Prevention Committee of CFPA”. Mr. Li is also a member of the US-based “National Fire Protection Association”. In recognition of his leadership in bringing Sureland to be the No. 1 company in China’s industrial fire safety industry, Mr. Li was awarded by City of Beijing an “Beijing Outstanding entrepreneur—Beijing 5th Torch of Science” in 2002. Mr. Li holds a bachelor’s degree from Wuhan University of Science and Technology and a Master degree in management science from Beijing University.

Mr. Brian Lin, Director and Chief Executive Officer. Mr. Lin has served as a director since October, 2006 and as our Chief Executive Officer and Principle Accounting Officer since October 2006. Mr. Lin served as Vice President of Sureland since January 2006. Mr. Lin is an early stage investor and co-founder of Sureland and has been providing strategic guidance to Sureland since its inception. Prior to joining the company, from 2001 to 2005, Mr. Lin served as CEO of Beijing Linkhead Technologies, a company that he co-founded in 1994 and was sold to PacificNet Inc. (Nasdaq “PACT”) in December 2003. Prior to Linkhead, Mr. Lin was Director of R&D, Value-added Services Division of UTStarcom (Nasdaq “UTSI”) and held various management and technical positions with Nortel Networks, Motorola and Tandem Telecom in the US. Mr. Lin received a bachelor’s degree in electrical engineering from Huazhong University of Science and Technology and a Master’s degree in Electrical Engineering from University of Toronto, Canada in 1989.

Ms. Tieying Guo, Director and President, Sureland. Ms. Guo has served as a director since April 2007 and served as President of Sureland since July 2006. Ms. Guo has over twenty years experience in China’s fire protection industry where she worked for the Ministry of Public Security. Prior to joining Sureland, from January 2004 to July 2006, Ms. Guo was Executive Vice President of China Fire Safety Enterprise Group, a fire protection equipment and engineering company in China and has been listed in Hong Kong Stock Exchange since 2002. Ms. Guo provided key strategic guidance in all the M&A activities for China Fire Safety Enterprise Group in China. From 2000 to 2004, Ms. Guo held management positions with China Huandao Group, the largest state-owned group which owned almost all the largest state-owned fire protection companies in China.

Mr. Guoyou Zhang, Director. Mr. Zhang has served as a director since April 2007. Mr. Zhang is currently the Vice President of Beijing University and the director of the Institute of International Business Management, Beijing University. Professor Zhang has extensive experience in teaching economics and business management and has written and/or edited many published articles and books over the past 20 years. Mr. Zhang has been teaching in Beijing University since 1976. Mr. Zhang received his Ph.D. degree in Economics from Beijing University in 1991.

Mr. Xuewen Xiao, Director. Mr. Xuewen Xiao joined our board on September 3, 2008 and has been president of Chongqing Iron & Steel Design & Research Institute and chairman of CISDI Engineering Co, Ltd, a state-owned company, since March 2003. Mr. Xiao started his career as an engineer in Chongqing Iron & Steel Design & Research Institute since April 1994. Mr. Xiao graduated from Tsinghua University with Master of Science degree in Mechanical Engineering in 1994.

Mr. Xianghua Li, Director. Mr. Xianghua Li joined our board on September 3, 2008 and has been vice chairman of China Fire Protection Association since October 2003. From December 1984 to October 2003, Mr. Li held various positions in the Ministry of Public Security in charge of fire protection, equipment planning and staff training. Mr. Li's various positions within Chinese government were concentrated on fire protection. Mr. Li had his diploma from Military School of Mechanical Technology.

Mr. Albert McLelland. Director. Albert McLelland joined our board on September 3, 2008 and has been Senior Managing Director of AmPac Strategic Capital LLC (AmPac) since 2003. He is also a founder and managing director of AmPac-TDJ LLC. Prior to the founding of AmPac, Albert was responsible for cross-border transactions practice of PricewaterhouseCoopers’ (PwC) Financial Advisory Services. Albert possesses extensive investment and merchant banking experience. He has built two Asian based financial service firms in 1980-1990’s. He also ran corporate finance at CEF Taiwan Limited. Albert began his investment banking career at Shearson Lehman underwriting bond issues. Albert holds an MBA degree from the University of Chicago and a Master of International Affairs from Columbia University. He did his undergraduate studies at the University of South Florida and also studied Mandarin at the National Normal University in Taiwan.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTER

CFSG’s current corporate governance practices and policies are designed to promote stockholder value and CFSG is committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC, the rules of the Nasdaq Stock Market, and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies.

Board Composition and Committees

Our Board has seven (7) members, of which four (4) are independent directors. We have an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Audit Committee has been established as a separately-designated standing committee in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee has at least one member, Mr. Albert McLelland, who meets the definition of an “audit committee financial expert” under SEC rules and whom the Board has determined to be “independent”.

In 2007, we held seven Board of Directors’ meetings and all directors attended 100% of the meetings.

Audit Committee. The Audit Committee is currently comprised of Mr. Albert McLelland, Mr. Xianghua Li and Mr. Guoyou Zhang with Mr. McLelland as the chairman, each of whom are “independent” as that term is defined by SEC rules and under the NASDAQ listing standards. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee has the authority to review and approve transactions between the Company and its directors, officers and affiliates. In 2007 we did not hold any Audit Committee meeting.

Compensation Committee. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of the Compensation Committee are Mr. Xuewen Xiao, Mr. Xianghua Li and Mr. Guoyou Zhang, with Mr. Guoyou Zhang as the chairman, all of whom are “independent” directors. In 2007, we did not hold any Compensation Committee meeting.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for preparing the list of candidates to fill the expiring terms of directors on our Board of Directors. The committee submits the list of candidates to the Board of Directors who determines which candidates will be nominated to serve on the Board of Directors. The nominees are then submitted for election at the annual meeting of stockholders. The committee also submits to the entire Board of Directors, a list of candidates to fill any interim vacancies on the Board of Directors resulting from the departure of a member of the Board of Directors for any reason prior to the expiration of his term. In recommending candidates for the Board of Directors, the committee keeps in mind the functions of this body. The committee considers various criteria, including the ability of the individual to meet SEC and NASDAQ “independence” requirements, general business experience, general financial experience, knowledge of the company’s industry (including past industry experience), education, and demonstrated character and judgment. The committee will consider director candidates recommended by a stockholder if the stockholder mails timely notice to the secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the SEC rules and under NASDAQ listing standards and (vi) the name, address, class and number of shares of company stock held by the nominating stockholder. Any person nominated by a stockholder for election to the Board of Directors will be evaluated based on the same criteria as all other nominees. The committee also oversees our adherence to our corporate governance standards. The members of the committee are Mr. Guoyou Zhang, Mr. Xianghua Li and Mr. Xuewen Xiao, with Xuewen Xiao as the Chairman.  In 2007, we did not hold any Nominating and Corporate Governance Committee meeting.

Code of Ethics

We have adopted a Code of Ethics (as defined in Item 406 of Regulation S-K) that applies to our principal executive, financial and accounting officers. China Fire & Security Group, Inc. will provide a copy of its code of ethics, without charge, to any person that requests it. Requests should be addressed in writing to Robert Yuan, Company Secretary -2508 TYG Center, C2 Dongsanhuanbeilu, Chaoyang District, Beijing 100027, People’s Republic of China.

EXECUTIVE COMPENSATION

The following tables set forth the compensation paid by us to our chief executive officer and to all other executive officers of CFPG for services rendered during the fiscal years ended December 31, 2007 and December 31, 2006. Gangjin Li was appointed as Chairman of the Board and Brian Lin as Chief Executive Officer on October 27, 2006. The compensation amounts paid to Mr. Li, Mr Lin and Ms. Guo reflect compensation paid to them by the operating subsidiaries of China Fire Protection Group Ltd. and its subsidiaries during the reported periods.

Summary Compensation Table

Management’s Compensation

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All other Compensation ($)	Total ($)
Brian Lin, CEO	2007	120,000			31,275				151,275
	2006	12,000			128,800				140,800

Gangjin Li, Chairman	2007	65,800			62,550				128,350
	2006	12,000			257,600				269,600

Tieying Guo, President of Sureland	2007	71,000			4,170				75,170
	2006	5,250			17,173				22,423

Retirement, Post-Termination and Change in Control Descriptions

The Company currently does not have retirement, post-termination and change in control arrangements for its officers.

Employment Agreements

We have entered into employment agreements at market rates as determined by the board of directors and confidentiality agreements with officers in 2007.

Outstanding Equity Awards

The following table provides information concerning unexercised options, stock that has not vested, and equity incentive plan awards for our named executive officers outstanding as of September 1, 2008.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Brian Lin	150,000	0		1.25	June 30, 2016
Gangjin Li	300,000	0		1.25	June 30, 2016
Tieying Guo	20,000	0		1.25	June 30, 2016
Xiaoyuan Yuan	5,000	15,000		6.70	June 30, 2012

Description of Equity Compensation Plans Approved By Shareholders

 On January 30, 2008, the Company’s 2008 Omnibus Long-term Incentive Plan was adopted and approved by shareholders. Pursuant to the 2008 Omnibus Long-term Incentive Plan, we reserved 2,000,000 shares of our common stock for issuance.

2008 Omnibus Long-term Incentive Plan allows our Board of Directors, or Compensation Committee, to award stock and stock options from time to time to our employees, officers, directors and consultants. Vesting provisions are determined by our Board of Directors, or Compensation Committee, at the time options are granted. Options may be exercisable by the payment of cash or by other means as authorized by the committee or our board of directors.

In June, 2004, a registration statement covering the issuance of shares under the 2003 Stock Plan was declared effective by the Securities and Exchange Commission. The 2003 Stock Option Plan was terminated.

CFPG had issued stock options to purchase common stock to the executives and management team of Sureland Industrial Fire Safety Limited on July 1, 2006. We exchanged those options for options to purchase our common stock on a one-to-one basis. The total number of option shares is 750,000. 375,000 (or 50%) of these options were vested immediately on July 1, 2006 with a strike price of $1.25 per share. The remaining 375,000 (or 50%) of these options will vest evenly every quarter over the next two years with a strike price of $1.25 per share. The expiration date of these options is July 1, 2016.

Director Compensation

The following table provides information concerning compensation paid by us to our directors during the fiscal year ended December 31, 2007.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Gene Bennett**	20,000		5,368				25,368
Qihong Wu**	6,900		3,068				9,968
Yushen Liu**	6,900		3,068				9,968
Guoyou Zhang	6,900		3,068				9,968

**	Represents the former independent directors who resigned from the Board of Directors on September 3, 2008

In 2008, Albert McLelland will be paid $55,000 per year for director’s service. Guoyou Zhang and Xuewen Xiao, will be paid RMB 160,000, or approximately $23,375, per year each as compensation for directors. Xianghua Li will be paid RMB120,000, or approximately $17,518, per year for director’s service.

Limitation of Liability and Indemnification of Officers and Directors

Our Certificate of Incorporation provides that the “Corporation may indemnify any Officer or Director, or any former Officer or Director, the full extent permitted by law.”

Section 607.0850 of the Florida Statutes provides:

(1) A corporation shall have power to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

(2) A corporation shall have power to indemnify any person, who was or is a party to any proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof. Such indemnification shall be authorized if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made under this subsection in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

(3) To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any proceeding referred to in subsection (1) or subsection (2), or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses actually and reasonably incurred by him or her in connection therewith.

(4) Any indemnification under subsection (1) or subsection (2), unless pursuant to a determination by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in subsection (1) or subsection (2). Such determination shall be made:

(a) By the board of directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding;

(b) If such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the board of directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding;

(c) By independent legal counsel:

1. Selected by the board of directors prescribed in paragraph (a) or the committee prescribed in paragraph (b); or

2. If a quorum of the directors cannot be obtained for paragraph (a) and the committee cannot be designated under paragraph (b), selected by majority vote of the full board of directors (in which directors who are parties may participate); or

(d) By the shareholders by a majority vote of a quorum consisting of shareholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not parties to such proceeding.

(5) Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as the determination that indemnification is permissible. However, if the determination of permissibility is made by independent legal counsel, persons specified by paragraph (4)(c) shall evaluate the reasonableness of expenses and may authorize indemnification.

(6) Expenses incurred by an officer or director in defending a civil or criminal proceeding may be paid by the corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he or she is ultimately found not to be entitled to indemnification by the corporation pursuant to this section. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the board of directors deems appropriate.

(7) The indemnification and advancement of expenses provided pursuant to this section are not exclusive, and a corporation may make any other or further indemnification or advancement of expenses of any of its directors, officers, employees, or agents, under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. However, indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee, or agent if a judgment or other final adjudication establishes that his or her actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

(a) A violation of the criminal law, unless the director, officer, employee, or agent had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;

(b) A transaction from which the director, officer, employee, or agent derived an improper personal benefit;

(c) In the case of a director, a circumstance under which the liability provisions of s. 607.0834 are applicable; or

(d) Willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

(8) Indemnification and advancement of expenses as provided in this section shall continue as, unless otherwise provided when authorized or ratified, to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person, unless otherwise provided when authorized or ratified.

(9) Unless the corporation’s articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

(a) The director, officer, employee, or agent is entitled to mandatory indemnification under subsection (3), in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;

(b) The director, officer, employee, or agent is entitled to indemnification or advancement of expenses, or both, by virtue of the exercise by the corporation of its power pursuant to subsection (7); or

(c) The director, officer, employee, or agent is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the standard of conduct set forth in subsection (1), subsection (2), or subsection (7).

(10) Definitions (omitted).

(11) Definitions (omitted).

(12) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against the person and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify the person against such liability under the provisions of this section.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and beneficial owners of more than ten percent (10%) to report their beneficial ownership of equity interests in the company to the SEC. Their initial reports are required to be filed using the SEC's Form 3, and they are required to report subsequent purchases, sales, and other changes using the SEC's Form 4, which must be filed within two business days of most transactions. Officers, directors, and persons owning more than 10% of our capital shares are required by SEC regulations to furnish us with copies of all of reports they file pursuant to Section 16(a).
Three directors, Mr. Gene Bennett, Mr. Guoyou Zhang and Mr. Yushen Liu, who joined our board in April of 2007, did not file the required reports in a timely manner. .

Certain Relationships And Related Transactions and Director Independence

In July 2007, the Company’s Board of Directors approved an investment of $1,000,000 for a 5% interest in King Galaxy Investments Limited. King Galaxy through its wholly owned subsidiary, China Alliance Security Holdings Company Limited, owns 100% of Wan Sent (China) Technology Co., Ltd. Ms. Tieying Guo, Director of the Company and President of Sureland, and her husband, Mr. Wei Jing, are the major shareholders of King Galaxy Investments Limited. Ms. Tieying Guo abstained from the voting on the approval of the transaction.

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of the Company at B-2508 TYG Center, C2 Dongsanhuanbeilu, Chaoyang District, Beijing 100027, People’s Republic of China, no later than the close of business on July 1, 2009. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to the Secretary of the Company, at our address listed on the top of page one of this Proxy Statement. A copy of our Annual Report on Form 10-K is also made available on our website at http://www.chinafiresecurity.com/ after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

September 10, 2008	By Order of the Board of Directors

/s/ Brian Lin
CEO

CHINA FIRE & SECURITY GROUP, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON October 20, 2008

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of CHINA FIRE & SECURITY GROUP, INC., a Florida corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated September 10, 2008, and hereby constitutes and appoints Mr. Brian Lin, the Company’s Chief Executive Officer, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2008 Annual Meeting of Stockholders to be held on October 20, 2008, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below: ☐

Gangjin Li
Brian Lin
Tieying Guo
Guoyou Zhang
Xuewen Xiao
Xianghua Li
Albert McLelland

Withhold authority for the following:

☐    Gangjin Li
☐    Brian Lin
☐    Tieying Guo
☐    Guoyou Zhang
☐    Xuewen Xiao
☐    Xianghua Li
☐    Albert McLelland

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED SEPTEMBER 10, 2008 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated September 10, 2008, and the 2007 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name ______________________________________

Name (if joint)
___________________________________________

Date _____________, 2008

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

Appendix A

CHINA FIRE SECURITY GROUP, INC.
CHARTER FOR THE
AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

1.	PURPOSE

The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others; reviewing the systems of internal controls that management and the Board have established; appointing, retaining and overseeing the performance of independent accountants; and overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

The Committee will fulfill these responsibilities by carrying out the activities enumerated in Section 3 of this Charter. The Committee shall be given full and direct access to the Board Chairman, Company executives and independent accountants as necessary to carry out these responsibilities. The Committee’s function is one of oversight only and shall not relieve the Company’s management of its responsibilities for preparing financial statements which accurately and fairly present the Company’s financial results and condition, or the responsibilities of the independent accountants relating to the audit or review of financial statements.

2.	COMPOSITION OF THE COMMITTEE

The Committee shall be comprised of not less than two directors, each of whom will be independent as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), and the rules of The Nasdaq Stock Market, Inc. (“Nasdaq”). No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the preceding three years. Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

3.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

1.	Review annually the Committee Charter for adequacy and recommend any changes to the Board.

2.
Review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles (“GAAP”).

3.	Review the financial, investment and risk management policies followed by the Company in operating its business activities.

4.
Review the Company’s annual audited financial statements, related disclosures, including the MD&A portion of the Company’s filings, and discuss with the independent accountants the matters required to be discussed by Auditing Standard No. 61, including (a) the quality as well as acceptability of the accounting principles applied in the financial statements, and (b) new or changed accounting policies; significant estimates, judgments, uncertainties or unusual transactions; and accounting policies relating to significant financial statement items.

5.
Review any management letters or internal control reports prepared by the independent accountants or the Company’s internal auditors and responses to prior management letters, and review with the independent accountants the Company’s internal financial controls, including the budget, staffing and responsibilities of the Company’s financial and accounting staff.

6.
Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided.

7.
Be directly responsible for the appointment, determination of the compensation for, retention and oversight of the work of the independent accountant employed to conduct the audit (including resolution of disagreements between the independent accountants and management regarding financial reporting) or other audit, review or attest services. The independent accountants shall report directly to the Committee.

8.
Pre-approve all audit services and permissible non-audit services by the independent accountants, as set forth in Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC. The Committee may establish pre-approval policies and procedures, as permitted by Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC, for the engagement of independent accountants to render services to the Company, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Committee, provided that any pre-approvals delegated to one or more members of the Committee are reported to the Committee at its next scheduled meeting.

9.	Review the hiring policies for any employees or former employees of the independent accountants.

10.
Obtain on an annual basis a formal written statement from the independent accountants delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard No. 1, and review and discuss with the accountants any disclosed relationships or services the accountants have with the Company that may affect the accountants’ independence and objectivity. The Committee is responsible for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent accountants.

11.
For each of the first three fiscal quarters and at year end, at a Committee meeting review with management the financial results, the proposed earnings press release and formal guidance that the Company may plan to offer, and review with the independent accountants the results of their review of the interim financial information and audit of the annual financial statements.

12.
Review management’s analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the financial statements and the selection, application and effects of critical accounting policies applied by the Company (including an analysis of the effect of alternative GAAP methods) and review with the independent accountants the reports on such subjects delivered pursuant to Section 10A(k) of the Exchange Act and the rules and regulations promulgated thereunder by the SEC.

13.
Following completion of the annual audit, review separately with the independent accountants, appropriate members of the Company’s finance and accounting staff and management any significant difficulties encountered during the course of the audit.

14.
Engage and determine funding for such independent professional advisers and counsel as the Committee determines are appropriate to carry out its functions hereunder. The Company shall provide appropriate funding to the Committee, as determined by the Committee, for payment of (1) compensation to the independent accountants for services approved by the Committee, (2) compensation to any outside advisers retained by the Committee, and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

15.	Report to the Board on a regular basis on the major events covered by the Committee and make recommendations to the Board and management concerning these matters.

16.
Perform any other activities consistent with this charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate, including but not limited to the Company’s legal and regulatory compliance.

17.	Approve all related party transactions, as defined by applicable Nasdaq Rules, to which the Company is a party.

18.
Establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

4.	COMMITTEE MEETINGS

The Committee will meet on a regular basis at least 4 times each year, and will hold special meetings as circumstances require. The timing of the meetings to be scheduled for an upcoming fiscal year shall be determined by the Committee prior to the beginning of such fiscal year. A calendar of proposed meetings will be reviewed by the Committee at the same time as the annual Committee Charter review. The calendar shall include appropriate meetings to be held separately with representatives of the independent accountants, management and appropriate members the Company’s finance and accounting staff, including a meeting to conduct the reviews required under Section 3.13 above. In addition, the Committee will meet at any time that the independent accountants believe communication to the Committee is required.

At all Committee meetings a majority of the total number of members shall constitute a quorum. All meetings shall be held subject to and in accordance with applicable sections of the Companies Law of State of Florida in the U.S. (including without limitation notice, quorum and votes/actions of the committee). Minutes shall be kept of each meeting of the Committee.

Appendix B

CHINA FIRE SECURITY GROUP, INC.

CHARTER FOR THE
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS

1.	PURPOSE

The Nominating and Corporate Governance (the “Committee”) shall oversee, review, and make periodic recommendations concerning the Company’s corporate governance policies, and shall recommend candidates for election to the Company’s Board of Directors (the “Board”).

2.	COMPOSITION OF THE COMMITTEE

The Committee shall be comprised of not less than three directors each of whom shall be an “independent director” as required by the rules of The Nasdaq Stock Market, Inc. (“Nasdaq”). Each Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

3.	RESPONSIBILITIES AND DUTIES

In carrying out the purpose set forth in Section 1 above, the Committee shall:

1.	Identify and review candidates for the Board and recommend to the full Board candidates for election to the Board.

2.
Review from time to time the appropriate skills and characteristics required of Board members in the context of the current composition of the Board, including such factors as business experience, diversity, and personal skills in technology, finance, marketing, business, financial reporting and other areas that are expected to contribute to an effective Board.

3.	Periodically review the Company’s corporate governance policies and recommend to the Board modifications to the policies as appropriate.

4.	Have full access to the Company’s executives as necessary to carry out this responsibility.

5.	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

6.	Review the Committee Charter from time to time for adequacy and recommend any changes to the Board.

7.	Report to the Board on the major items covered at each Committee meeting.

4.	COMMITTEE MEETINGS

The Committee will meet periodically as necessary to act upon any matter within its jurisdiction. At all Committee meetings a majority of the total number of members shall constitute a quorum. All meetings shall be held subject to and in accordance with applicable sections of the Companies Law of State of Florida in the U.S. (including without limitation notice, quorum and votes/actions of the committee). Minutes shall be kept of each meeting of the Committee.

Appendix C

CHINA FIRE SECURITY GRUOP, INC.

CHARTER FOR THE
COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

1.	PURPOSE

The Compensation Committee’s (the “Committee”) basic responsibility is to review the performance and development of Company management in achieving corporate goals and objectives and to assure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company, competitive practice, and the requirements of the appropriate regulatory bodies. Toward that end, the Committee will oversee, review and administer all compensation, equity and employee benefit plans and programs.

2.	COMPOSITION OF THE COMMITTEE

The Committee will consist of not less than two directors, each of whom will be an “independent director” as required by the rules of The Nasdaq Stock Market, Inc. (“Nasdaq”), a “non-employee director” within the meaning of Rule 16b-3 issued by the Securities and Exchange Commission (“SEC”), and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. Each appointed Committee member will be subject to annual reconfirmation and may be removed by the Board of Directors (the “Board”) at any time.

3.	RESPONSIBILITIES AND DUTIES

In carrying out its purpose, the Committee will have the following responsibilities and duties:

1.	Review annually and approve the Company’s compensation strategy to ensure that employees of the Company are rewarded appropriately for their contributions to company growth and profitability.

2.	Review annually and approve corporate goals and objectives relevant to executive compensation and evaluate performance in light of those goals.

3.
Review annually and determine the individual elements of total compensation for the Chief Executive Officer and all other officers within the meaning of Rule 16a-1(f) issued by the SEC (“Officers”), and communicate in the annual Board Compensation Committee Report to stockholders the factors and criteria on which the Chief Executive Officer and all other executive officers’ (within the meaning of Rule 3b-7 issued by the SEC) compensation for the last year was based.

4.	Approve all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s Officers.

5.
Review and recommend compensation for non-employee members of the Board, including but not limited to the following elements: retainer, meeting fees, committee fees, committee chair fees, equity or stock compensation, benefits and perquisites.

6.
With sole and exclusive authority, make and approve stock option grants and other discretionary awards under the Company’s stock option or other equity incentive plans to all persons who are Board members or Officers.

7.
Grant stock options and other discretionary awards under the Company’s stock option or other equity incentive plans to all other eligible individuals in the Company’s service. The Committee may delegate to one or more corporate officers designated by the Committee the authority to make grants to eligible individuals (other than any such corporate officer) who are not Officers, provided that the Committee shall have fixed the price (or a formula for determining the price) and the vesting schedule for such grants, approved the form of documentation evidencing such grants, and determined the appropriate number of shares or the basis for determining such number of shares by position, compensation level or category of personnel. Any corporate officer(s) to whom such authority is delegated shall regularly report to the Committee the grants so made. Any such delegation may be revoked at any time by the Committee.

8.
Amend the provisions of the Company’s stock option or other equity incentive plans, to the extent authorized by the Board, and make recommendations to the Board with respect to incentive compensation and equity-based plans.

9.	Approve for submission to the stockholders stock option or other equity incentive plans or amendments thereto to the extent required by applicable rules of the SEC and Nasdaq.

10.
Oversee and periodically review the operation of all of the Company’s employee benefit plans, including but not limited to the Section 401(k) Plan and the Employee Stock Purchase Plan. Responsibility for day-today administration, including the preparation and filing of all government reports and the preparation and delivery of all required employee materials and communications, will be performed by company personnel.

11.
Ensure that the annual incentive compensation plan is administered in a manner consistent with the Company’s compensation strategy and the terms of such plan, including but not limited to the following: participation, target annual incentive awards, corporate financial goals, actual awards paid to Officers, total funds reserved for payment under the plan, and potential qualification under IRS Code Section 162(m).

12.	Review matters related to management performance, compensation and succession planning and executive development for executive staff.

13.	Approve separation packages and severance benefits for Officers to the extent that the packages are outside the ordinary plan limits.

14.
Exercise, as necessary and appropriate, all of the authority of the Board with respect to the election of corporate officers of the Company during the periods between the regular meetings of the Board.

15.	Have full access to the Company’s executives and personnel as necessary to carry out its responsibilities.

16.
Obtain such data or other resources as it deems necessary to perform its duties, including but not limited to obtaining external consultant reports or published salary surveys, and engaging independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s Officers and other key employees.

17.
Have responsibility for the review and approval of all reports and summaries of compensation policies and decisions as may be appropriate for operational purposes or as may be required under applicable law.

18.	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

19.	Review the Committee Charter from time to time and recommend any changes to the Board.

20.	Report to the Board on the major items covered at each Committee meeting.

Notwithstanding the foregoing, any action of the Committee, other than the grant of stock options or other discretionary awards under the Company’s stock option or other equity incentive plans, may be subject to Board review and may be revised, modified or rescinded by the Board.

4.	COMMITTEE MEETINGS

The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or by the management of the Company. Minutes of each meeting will be duly filed in the Company records. Reports of meetings of the Committee will be made to the Board at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board approved by the Committee.

The Committee will also meet as and when necessary to act upon any other matters within its jurisdiction under this Charter. At all Committee meetings a majority of the total number of members shall constitute a quorum. All meetings shall be held subject to and in accordance with applicable sections of the Companies Law of State of Florida in the U.S. (including without limitation notice, quorum and votes/actions of the committee). Minutes shall be kept of each meeting of the Committee.